AMENDMENT NO. 1 TO
                          AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER is entered into as of October 31, 1997 (this "Amendment"), among FAIRFIELD COMMUNITIES, INC., a Delaware corporation ("Fairfield"), FA, Inc., an Arkansas corporation and a wholly owned subsidiary of Fairfield ("Merger Sub"), FLEMISTER FAMILY, LLC, an Arkansas limited liability company ("LLC"), CARL FLEMISTER, C. WENDELL FLEMISTER, JR. and APEX MARKETING, INC., and Arkansas corporation ("Apex").

     WHEREAS, Fairfield, Merger Sub, Carl Flemister, C. Wendell Flemister, Jr. and Apex are parties to that certain Agreement and Plan of Merger dated as of October 22, 1997 (the "Merger Agreement"); and

     WHEREAS, the parties desire to amend the Merger Agreement to reflect that LLC is a shareholder of Apex and to include LLC as a party to the Merger Agreement.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto agree as follows:

1. The second recital to the Merger Agreement is hereby amended in its entirety as follows:

          WHEREAS, LLC and C. Wendell Flemister, Jr. hold all of the outstanding capital stock of Apex and Carl Flemister formerly held shares of capital stock of Apex (collectively, LLC, C. Wendell Flemister, Jr. and Carl Flemister are referred to as the "Shareholders" and each as a "Shareholder");

2.       The following Section 3.2(u) is hereby added to the Merger Agreement:

          (u) No Transfers.  Other than pursuant to the Merger Agreement and the
              -- ----------
          transfer of 450 shares of Apex Common Stock from Carl Flemister to LLC on or about January 2, 1996, none of the Shareholders has transferred or entered into any agreement to transfer any shares of Apex Common Stock to any person or entity.

3. The following Sections 3.3(d) and (e) are hereby added to the Merger Agreement:

          (d)  Organization.  LLC is a limited liability company duly organized,
               -------------
          validly existing and in good standing under the laws of the State of Arkansas.

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          (e)  Transfer  of shares  The  transfer  of 450 shares of Apex Common
               --------  -- -------
          Stock from Carl Flemister to LLC on or about January 2, 1996 was not made in contemplation of effecting the Merger.

4. Section 6.5(a)(iii) of the Merger Agreement is hereby amended in its entirety as follows, and the following Section 6.5(a)(iv) and (v) are hereby added to the Merger Agreement:

          (iii) the Escrow Agreement,  executed by LLC and C. Wendell Flemister,
                Jr.:

          (iv) a copy of the  resolutions  of LLC approving the Merger and other
               transactions  contemplated  under  this  Agreement,   certified
               by an appropriate officer of LLC; and

          (v) an opinion of counsel to LLC stating that (1) LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas and has full power to own its properties, (2) all transfers of interests in the LLC have been properly made and the names of all person with ownership interest in the LLC with their respective ownership interests set forth beside each name are set forth on a schedule to the opinion and (3) the execution and delivery of the Merger Agreement and all documents and agreements contemplated thereunder and the consummation of the transactions contemplated thereunder by LLC, has been duly authorized by all necessary action and the Agreement has been duly executed and delivered and constitutes the valid and binding agreement of LLC enforceable in accordance with its terms.

5. The following hereby added to Section 8.2(b) of the Merger Agreement after the line "Maumelle, Arkansas 72113":

                  Flemister Family, LLC
                  2920 Justin Matthews Drive
                  North Little Rock, AR 72116
                  Attention:  President

6. The following sentences are hereby added to the end of Section 8.4 of the Merger Agreement:

     Pronouns referring to one gender shall be deemed to refer to any other gender (including neutral) or genders where the context so requires. The singular shall include the plural and vice versa, where the context so requires.

7. All terms with initial capital letters in this Amendment shall have the same meaning as set forth in the Merger Agreement unless otherwise defined herein or unless the context requires otherwise.

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8.   Each of Apex, Carl Flemister,  C. Wendell Flemister,  Jr. and LLC represent and warrant that C. Wendell Flemister, Jr. and LLC are the sole beneficial and record owners of Apex Common Stock and there are no other beneficial or record owners of Apex Common Stock.

9. Carl Flemister represents and warrants that he is a Manager and an authorized officer of LLC and that he is duly authorized by LLC to take all actions on behalf of LLC necessary to execute and deliver this Amendment and to consummate the transactions contemplated under the Merger Agreement.

10. LLC agrees to be bound by the representations and warranties of Shareholders set forth in the Merger Agreement and hereby confirms accuracy of such representations and warranties, and Apex, Carl Flemister and C. Wendell Flemister, Jr. hereby reconfirm their respective representations and warranties set forth in the Merger Agreement.

11. LLC agrees to be bound by all of the terms and conditions applicable to a Shareholder in the Merger Agreement as if LLC had originally executed and delivered the Merger Agreement.

12. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

13. Except as expressly amended by this Agreement, the Merger Agreement continues in full force and effect.

14. This amendment shall be governed by, and construed in accordance with, the laws of the State of Arkansas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

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          IN WITNESS  WHEREOF,  Fairfield,  Merger Sub, Apex and LLC have caused this Amendment to be signed by their respective officers thereunto duly authorized and Carl Flemister and C. Wendell Flemister, Jr. have signed this Amendment, all as of the date first written above.

                                       FAIRFIELD COMMUNITIES, INC.

                                       By:  /s/Clayton G. Gring, Sr.
                                          -------------------------------
                                               Clayton G. Gring, Sr.
                                               Senior Vice President

                                       FA, INC.

                                       By:  /s/Clayton G. Gring, Sr.
                                          -------------------------------
                                               Clayton G. Gring, Sr.
                                               President

                                       APEX MARKETING, INC.

                                       By:  /s/ C. Wendell Flemister, Jr.
                                          -------------------------------
                                                C. Wendell Flemister, Jr.
                                                President

                                           /s/ Carl Flemister
                                          -------------------------------
                                               Carl Flemister

                                           /s/C. Wendell Flemister, Jr.
                                          -------------------------------
                                              C. Wendell Flemister, Jr.

                                        FLEMISTER FLAMILY, LLC

                                        By: /s/ Carl W. Flemister
                                           ------------------------------
                                                Carl W. Flemister
                                                President